3rd Quarter 2023 Earnings Presentation October 24, 2023 1

2 Subtitle Copy Sandy Spring Bancorp’s forward-looking statements are subject to significant risks and uncertainties that may cause actual results to differ materially from those in such statements. These risks and uncertainties include, but are not limited to, the risks identified in our quarterly and annual reports and the following: changes in general business and economic conditions nationally or in the markets that we serve; changes in consumer and business confidence, investor sentiment, or consumer spending or savings behavior; changes in the level of inflation; changes in the demand for loans, deposits and other financial services that we provide; the possibility that future credit losses may be higher than currently expected; the impact of the interest rate environment on our business, financial condition and results of operations; the impact of compliance with changes in laws, regulations and regulatory interpretations, including changes in income taxes; changes in credit ratings assigned to us or our subsidiaries; the ability to realize benefits and cost savings from, and limit any unexpected liabilities associated with, any business combinations; competitive pressures among financial services companies; the ability to attract, develop and retain qualified employees; our ability to maintain the security of our data processing and information technology systems; the impact of changes in accounting policies, including the introduction of new accounting standards; the impact of judicial or regulatory proceedings; the impact of fiscal and governmental policies of the United States federal government; the impact of health emergencies, epidemics or pandemics; the effects of climate change; and the impact of natural disasters, extreme weather events, military conflict, terrorism or other geopolitical events. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2022, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov. Forward Looking Statements 2

3 Subtitle Copy 3 Quarterly Highlights Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” 2) Excludes merger, acquisition and disposal expense, amortization of intangible assets, severance expense, pension settlement expense, contingent payment expense, gain on disposal of assets and investment securities gains (losses) Profitability • Net income of $20.7 million ($0.46 per diluted common share) compared to $33.6 million ($0.75 per diluted common share) for the prior year quarter, and $24.7 million ($0.55 per diluted common share) for the previous quarter. • Core earnings(1)(2) of $27.8 million ($0.62 per diluted common share) compared to $35.7 million ($0.80 per diluted common share) for the prior year quarter, and $27.1 million ($0.60 per diluted common share) for the previous quarter. • GAAP efficiency ratio was 70.72% compared to 50.66% for the prior year quarter, and 64.22% for the previous quarter . The non- GAAP efficiency ratio(1)(2) was 60.91% compared to 48.18% for the prior year quarter, and 60.68% for the previous quarter. Income Statement • Net interest margin of 2.55%, compared to 3.53% for the same quarter of 2022, and 2.73% for the previous quarter. • Pre-tax pre-provision net income(1) was $30.0 million compared to $38.5 million the previous quarter and $64.1 million for the prior year quarter. • Provision for credit losses was $2.4 million as compared to $5.1 million for the previous quarter and $18.9 million for the prior year quarter. • Non-interest income was level compared to the previous quarter and up 3% from the prior year quarter. • Non-interest expense increased 5% and 10% from the linked quarter and the prior year quarter, respectively. After excluding $8.2 million pension settlement expense incurred during the current quarter, non-interest expense declined 7% and 2% from the previous quarter and the prior year quarter, respectively. Balance Sheet • Total assets of $14.1 billion, up 1% from the previous quarter. Total assets up 3% year-over-year. • Total loans declined 1% to $11.3 billion compared to the previous quarter and grew 1% from the prior year quarter. Total commercial real estate and business loans were unchanged quarter-over-quarter, while residential mortgage loans grew 3%. • Deposits up 2% from the previous quarter. Noninterest-bearing deposits down 2% and interest-bearing deposits were up 3%. Asset Quality • Non-performing loans to total loans remained at low levels at 0.46% compared to 0.44% for the previous quarter and 0.40% for the prior year quarter. Capital • Risk-based capital ratio of 14.85%, common equity tier 1 risk-based capital ratio of 10.83%, tier 1 risk-based capital ratio of 10.83%, and tier 1 leverage ratio of 9.50%.

4 Subtitle Copy 3rd Quarter 2023 Financial Performance 4

5 Subtitle Copy Profitability 5

6 Subtitle Copy Profitability Trends Diluted Earnings Per Share f Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” 6 Return on Average Assets Return on Average Common Equity Diluted Core Earnings Per Share(1) $0.75 $0.76 $1.14 $0.55 $0.46 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $0.80 $0.79 $1.16 $0.60 $0.62 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 0.99% 0.98% 1.49% 0.70% 0.58% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 8.96% 9.23% 13.93% 6.46% 5.35% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

7 Subtitle Copy Profitability Trends Net Income Provision (Credit) for Credit Losses Pre-Tax Pre-Provision Net Income(1) 7 Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” • Lower net interest income coupled with the one-time pension settlement expense of $8.2 million drove the decline in net income. These factors were partially offset by lower provision for credit losses and a decline in salaries and employee benefits expense (after excluding the impact of the pension settlement expense). (Do lla rs in m illio n s ) $33.6 $34.0 $51.3 $24.7 $20.7 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 (Do lla rs in m illio n s ) $64.1 $56.6 $46.9 $38.5 $30.0 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 (Do lla rs in m illio n s ) $18.9 $10.8 $ (21.5) $5.1 $2.4 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Core Earnings(1) (Do lla rs in m illio n s ) $35.7 $35.3 $52.3 $27.1 $27.8 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

8 Subtitle Copy Income Statement 8

Net Interest Income Net Interest Income & Net Interest Margin Source: Company documents 9 • The net interest margin was 2.55% for the current quarter compared to 2.73% for Q2 2023. • Higher rates paid on interest-bearing liabilities, driven by higher market rates, competition for deposits, and customer movement of excess funds out of noninterest-bearing accounts, outpaced the increase in yield on interest-earning assets. • Compared to the prior year quarter, the yield on interest- earning assets increased 76 bps and the rate paid on interest- bearing liabilities rose 241 bps resulting in margin compression of 98 basis points. (Do lla rs in th o u s a n d s ) $11 2,960 $1 06,643 $97,302 $90,471 $85,0813.53% 3.26% 2.99% 2.73% 2.55% Ne t Inte re s t Income Ne t Inte re s t Ma rg in 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Average Balance Sheet

Average Loans



(Dollars in millions)
$10,933
$11,256
$11,388
$11,407
$11,336
4.42%
4.78%
4.99%
5.09%
5.18%
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
Average Loans
Yield on Average Loans (Gross)

Average Investments



(Dollars in millions)
$1,734
$1,717
$1,680
$1,639
$1,589
1.99%
2.11%
2.20%
2.22%
2.25%
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
Average Investments
Yield on Average Investments

Average Deposits



(Dollars in millions)
$10,741
$11,026
$11,050
$10,928
$11,077
0.35%
1.02%
1.50%
1.88%
2.26%
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
Average Deposits
Yield on Average Deposits

Average Borrowings



(Dollars in millions)
$1,147
$1,118
$1,237
$1,468
$1,297
2.76%
3.68%
4.35%
4.47%
4.35%
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
Average Borrowings
Yield on Average Borrowings

Source: Company documents

10

Source: Company documents 1) QTD as of September 30, 2023 Revenue Composition Revenue Composition (1) Non-interest Income 11 • Interchange fee limitation effective 7/1/2022 (Durbin Amendment) • BOLI income decreased due to mortality proceeds received in prior quarter • Wealth management income increase compared to the prior quarter due to stronger market conditions in Q3 2023 Wealth Management 54%Mortgage Banking 1 0% S ervices Charges on Deposits 1 5% Other 1 3% Bank Card Revenue 3% BOLI Income 5% (Dollars in thousands) $ Change vs 3Q 2023 2Q 2023 3Q 2022 Investment Securities Gains/ Losses $ — $ — $ (2) Gain on Disposal of Assets — — 183 Service Charges on Deposits 2,704 98 113 Mortgage Banking 1,682 (135) 116 Wealth Management 9,391 360 524 BOLI Income 845 (406) 152 Bank Card Revenue 450 3 12 Other Income 2,319 295 (589) Total non-interest income $ 17,391 $ 215 $ 509 Total: $17.4 Million

Non-interest Expense Non-interest Expense 12 • Higher salaries and benefits expense due to pension settlement expense of $8.2 million during the current quarter associated with the termination of the pension plan • FDIC assessment increased due to an increase in the assessment rate imposed by the FDIC on all banks effective Q1 2023 • Professional fees increased primarily due to the Company's investments in technology projects Efficiency Ratio (%) Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” (Dollars in thousands) $ Change vs 3Q 2023 2Q 2023 3Q 2022 Salaries and Employee Benefits $ 44,853 $ 3,922 $ 4,727 Occupancy 4,609 (155) (150) Equipment 3,811 51 (14) Marketing 729 (860) (641) Outside Data Services 2,819 (34) 310 FDIC Insurance 2,333 (42) 1,065 Amortization of Intangible Assets 1,245 (24) (187) Merger, Aquisition and Disposal — — (1) Professional Fees and Services 4,509 348 2,302 Other Expense 7,563 129 (720) Total non-interest expense $ 72,471 $ 3,335 $ 6,691 48.18% 51.46% 56.87% 60.68% 60.91% 50.66% 53.23% 58.55% 64.22% 70.72% Efficie ncy Ra tio - Non-GAAP ba s is (1) Efficie ncy Ra tio - GAAP ba s is 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Balance Sheet 13

Balance Sheet Trends Total Assets Loans Held for Investment Total Deposits 14 Source: Company documents (Do lla rs in m illio n s ) $13,766 $13,833 $14,129 $13,995 $14,135 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 (Do lla rs in m illio n s ) $10,749 $10,953 $11,076 $10,959 $11,151 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 (Do lla rs in m illio n s ) $11,219 $11,397 $11,395 $11,370 $11,300 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Deposit Portfolio Deposit Composition (1) 15 Deposit Growth • The Company reduced its brokered deposits by $155.8 million during the current quarter. Total deposits, excluding brokered deposits, increased by $349.5 million or 4% quarter-over-quarter and represented 90% of the total deposits as of September 30, 2023 compared to 88% at June 30, 2023, reflecting the continued stability of the core deposit base. • #1 deposit market share for community banks in combined Washington, D.C. & Baltimore MSAs. Source: Company documents and S&P Global Market Intelligence 1) As of September 30, 2023 Noninterest- Bearing Deposits, 27% MMDA & Other S avings, 34% Interest Bearing Demand, 1 3% Time Deposits, 26% $11.2 Billion (Dollars in millions) $ Change vs 3Q 2023 2Q 2023 3Q 2022 Noninterest-Bearing Deposits $ 3,014 $ (66) $ (980) MMDA & Other Savings 3,750 100 40 Interest-Bearing Demand 1,456 43 94 Time Deposits 2,931 115 1,248 Total Deposits $ 11,151 192 $ 402

Insured vs Uninsured Deposits Deposit Breakdown (1) 16 Uninsured Deposits by Type • 39% of uninsured depositors have a lending relationship with the Company. • 73% of uninsured deposits are Business accounts, 45% of which have a lending relationship; 16% of uninsured deposits are Trust accounts, 26% of which have a lending relationship. , Source: Company documents and S&P Global Market Intelligence 1) As of September 30, 2023 $3.7, 33% $7.5, 67% Uninsured Insured $2.7, 73% $1.0, 27% Commercial Retail Dollars in Billions Dollars in Billions

Commercial Customers Core Deposit Mix(1) Source: Company documents 1) As of September 30, 2023 17 • 58% of total core deposits are business accounts • Average length of relationship is 9.5 years • 78% of uninsured deposits were commercial as of 3Q 2023 • No commercial client > 2% of total deposits • Well-diversified portfolio; no significant concentration in one industry or with any single client Time Deposits, 6% Non-interest Bearing Checking, 46% Money Market, 32% Interest Checking, 12% Savings, 4% Total: $5.8 Billion

Source: Company documents 1) As of September 30, 2023 2) Data by NAICS code only available on $4.7 billion of the $5.8 billion total commercial deposits Business Deposit Portfolio by NAICS Business Deposits By Industry (1)(2) 18 Real Estate 1 6% S ervices 1 0% Trade Contractors 6% Engineering & Management 6% Professional S ervices 6% Building Contractors 5% Organizational S ervices 5% Insurance 5% Wholesale 4% Nonresidential Lessors 4% Churches 3% Health S ervices 3% Other 27% Total: $4.7 Billion

Retail Customers Core Deposit Mix(1) Source: Company documents 1) As of September 30, 2023 19 • 42% of total core deposits are retail accounts • Average length of retail relationship is 11.5 years • 22% of uninsured deposits were retail as of 3Q 2023 • No retail client > 2% of total deposits Time Deposits, 35% Noninterest- Bearing Demand, 8%Money Market, 20% Interest- Bearing Demand, 17% Savings, 20% Total: $4.0 Billion

• Core deposits equaled 90.0% of total interest-earning assets at September 30, 2023 • Stress testing is performed quarterly and includes both systemic and idiosyncratic scenarios • Testing completed at the end of the third quarter demonstrates a strong liquidity position with sufficient liquidity in the most severe scenarios Source: Company documents Contingent Liquidity to Uninsured Deposits 20 Liquidity Position

Loan Portfolio, Asset Quality & Reserves (CECL) 21

Source: Company documents 1) As of September 30, 2023; Amounts include PPP loans and net deferred fees/costs in C&I Loan Portfolio Loan Composition(1) 22 Net Loan Change (1) Investor Real Estate 45% Owner- Occupied Real Estate 1 6% AD&C 8% C&I 1 3% Residential Mortgage 1 3% Residential Construction 1 % Consumer 4%Total: $11.3 Billion (Dollars in millions) $ Change vs 3Q 2023 2Q 2023 3Q 2022 Investor Real Estate $ 5,138 $ 6 $ 71 Owner-Occupied Real Estate 1,760 $ (10) $ 17 AD&C 939 $ (107) $ (205) C&I 1,455 $ 31 $ 61 Residential Mortgage 1,432 $ 46 $ 213 Residential Construction 160 $ (30) $ (69) Consumer 416 $ (5) $ (7) Total Loans $ 11,300 $ (69) $ 81 • New commercial loan production of $1.1 billion in 2023, of which $411.8 million was funded (39% utilization) • Residential mortgage loan portfolio grew mainly due to the migration of construction loans into the residential mortgage portfolio. A greater number of conventional 1-4 family mortgages and ARM loans were retained to grow the mortgage portfolio which resulted in 18% growth year-over-year • Commercial business lines and loans increased 2% from 2Q 2023 while the concentration in commercial real estate segments declined

Source: Company documents 1) As of September 30, 2023 Commercial Loans by Type (1) CRE by Collateral Type Business Loans & Owner Occupied R/E 23 Retail 30% Office 1 4% Residential 1 2% Apartment Building (5+ units) 1 4% Hotel 6% Warehouse S pace 7% Residential Lot 2% Mixed Use (res. & comm.) 3% Flex (office/warehouse) 3% Industrial S pace 2% Automotive Facilities 1 % Unimproved Commercial Property 1 % Other Misc 5% Construction 1 4% Other S ervices 11 % Real Estate Rental & Leasing 9% Professional, S cientific & Technical S ervices 9% Health Care & S ocial Assistance 8% Educational S ervices 11 % Retail 8% Accommodation & Food S ervices 5% Wholesale 6% Arts, Entertainment & Recreation 6% Manufacturing 4% Administrative & S upport 3% Other Misc 6% Total: $6.1 Billion Total: $3.2 Billion (1)

Source: Company documents 1) As of September 30, 2023 CRE Concentrations (1) Washington DC Baltimore City 24 Apartment Building (5+ units) 34% Retail S pace 1 6% Office Building 1 0% Condo S tructure 8% Mixed Use (res. & comm.) 5% Townhouse S tructure 5% Warehouse S pace 4% S ingle Family S tructure 4% Hotel 4% Other Misc 1 0% Apartment Building (5+ units) 1 9% Townhouse S tructure 1 6% Retail S pace 1 4% Mixed Use (res. & comm.) 1 3% Office Building 1 4% Industrial S pace 7% S ingle Family S tructure 4% Warehouse S pace 5% Automotive Facilities 3% Other Misc 5% Total: $989.4 Million Total: $391.4 Million (1)

Current Expected Credit Losses – Loans 25 ACL/Total Loans • ACL of $123.4 million or 1.09% of outstanding loans equals 238% of non-performing loans at September 30, 2023 • Provision for credit losses directly attributable to the funded loan portfolio for the current quarter was $3.2 million compared to $4.5 million in the previous quarter and $14.1 million in the prior year quarter. The provision for the current quarter was the product of increases in individual reserves on a few commercial lending relationships, which were partially offset by a qualitative adjustment related to reduced probability of an economic recession. • Utilized September 2023 Moody’s baseline forecast in quantitative model ACL by Loan Type Source: Company documents (Do lla rs in th o u s a n d s ) $1 28,268 $1 36,242 $11 7,61 3 $1 20,287 $1 23,360 1 .1 4% 1 .20% 1 .03% 1 .06% 1 .09% Total ACL ACL/Total Loans 3Q 2022 4Q 2022 1 Q 2023 2Q 2023 3Q 2023 (Dollars in thousands) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Investor Real Estate $ 64,169 $ 64,737 $ 56,962 $ 61,087 $ 63,192 Owner-Occupied Real Estate 11,099 11,646 9,876 9,230 8,961 Commercial AD&C 16,847 18,646 11,953 10,200 9,100 Commercial Business 24,826 28,027 25,900 27,914 30,720 Total Commercial 116,941 123,056 104,691 108,431 111,973 Residential Mortgage 8,063 9,424 9,753 9,161 8,499 Residential Construction 1,226 1,337 1,104 850 672 Consumer 2,038 2,425 2,065 1,845 2,216 Total Residential and Consumer 11,327 13,186 12,922 11,856 11,387 Allowance for Credit Losses $ 128,268 $ 136,242 $ 117,613 $ 120,287 $ 123,360

Allowance for Credit Losses - Loans: 3Q 2023 26Source: Company documents (Do lla rs in m illio n s ) $120.3 $(1.5) $(3.4) $1.5 $4.3 $2.2 $123.4 ACL Change in portfolio balances and mix Change in qualitative adjustments- economy Change in qualitative adjustments - concentrations/credit Individual reserves Other, net ACL 9/30/236/30/23

Source: Company documents . Strong Credit Culture and Performance Non-performing Assets / Assets Annualized Net Charge-Offs (Recoveries) / Average Loans Non-performing Loans / Loans Reserves / Loans HFI 27 0.33% 0.29% 0.34% 0.36% 0.37% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 (0.02)% —% (0.01)% 0.06% —% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 0.40% 0.35% 0.41% 0.44% 0.46% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 1.14% 1.20% 1.03% 1.06% 1.09% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Capital 28

Capital Ratios Tier 1 Common Equity Ratio 29 Tier 1 Capital Ratio Tangible Common Equity Ratio (1)Total Capital Ratio Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” 10.18% 10.23% 10.53% 10.65% 10.83% 7.00% 7.00% 7.00% 7.00% 7.00% Tie r 1 Common We ll Ca pita lize d 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 10.18% 10.23% 10.53% 10.65% 10.83% 8.50% 8.50% 8.50% 8.50% 8.50% Tie r 1 Common We ll Ca pita lize d 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 14.15% 14.20% 14.43% 14.60% 14.85% 10.50% 10.50% 10.50% 10.50% 10.50% Tota l Ca pita l We ll Ca pita lize d 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 7.98% 8.18% 8.40% 8.51% 8.42% 2.00% 2.00% 2.00% 2.00% 2.00% TCE We ll Ca pita lize d 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Source: Company documents 1) Based on September 30, 2023 SASR closing share price of $21.43 2) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Financial Measures” Capital Strategy Tangible Book Value Per Share (2) 30 • Quarterly dividend currently $0.34 per share. 6.35% (1) annualized dividend yield • 74% of 3Q 2023 earnings returned to shareholders through common dividends $23.90 $24.64 $25.83 $25.82 $25.80 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Appendix 31

Non-GAAP Reconciliation This presentation contains financial information and performance measures determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). Sandy Spring Bancorp’s management believes that the supplemental non-GAAP information provides a better comparison of period-to-period operating performance. Additionally, Sandy Spring Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. Non-GAAP measures used in this presentation consist of the following: • efficiency ratio • tangible common equity • core earnings Efficiency Ratio. Management views the GAAP efficiency ratio as an important financial measure of expense performance and cost management. The ratio expresses the level of non-interest expenses as a percentage of total revenue (net interest income plus total non-interest income). Lower ratios indicate improved productivity. In general, the efficiency ratio is non-interest expenses as a percentage of net interest income plus non-interest income. Non- interest expenses used in the calculation of the non-GAAP efficiency ratio excludes intangible asset amortization, loss on FHLB redemption, contingent payment expense, severance expense, merger, acquisition, and disposal expense, and pension settlement expense from non-interest expense, and securities gains and gain on asset sales from non-interest income and adds the tax- equivalent adjustment to net interest income. The measure is different from the GAAP efficiency ratio, which also is presented in this document. The GAAP measure is calculated using non-interest expense and income amounts as shown on the face of the Consolidated Statements of Income. The GAAP and non-GAAP efficiency ratios are reconciled and provided in the following table. Tangible Common Equity. Tangible equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts. Tangible common equity and tangible assets exclude the balances of goodwill and other intangible assets from stockholder’s equity and total assets, respectively. Management believes that this non-GAAP financial measure provides information to investors that may be useful in understanding our financial condition. Because not all companies use the same calculation of tangible equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. Core Earnings. Core earnings is a non-GAAP financial measure calculated using GAAP amounts. Core earnings reflect net income for the period exclusive of merger, acquisition and disposal expense, amortization of intangible assets, loss on FHLB redemption, contingent payment expense, severance expense, pension settlement expense, investment securities gains, and gain on asset sales, in each case net of tax. Management believes that this non- GAAP financial measure provides helpful information to investors in understanding the Company’s core operating earnings and provides a better comparison of period-to-period operating performance of the Company. 32

Reconciliation of Non-GAAP Financial Measures - QTD

(Dollars in thousands)	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023
Pre-tax pre-provision income (Non-GAAP)					
Pre-tax pre-provision income:	$ 33,584	$ 33,980	$ 51,253	$ 24,745	$ 20,746
Net income					
Plus/(less) non-GAAP adjustments:					
Income taxes	11,588	11,784	17,231	8,711	6,890
Provision/(credit) for credit losses	18,890	10,801	(21,536)	5,055	2,365
Pre-tax pre-provision net income	$ 64,062	$ 56,565	$ 46,948	$ 38,511	$ 30,001
Efficiency ratio - GAAP basis					
Non-interest expenses	$ 65,780	$ 64,375	$ 66,305	$ 69,136	$ 72,471
Net interest income plus non-interest income	129,842	120,940	113,253	107,647	102,472
Efficiency ratio - GAAP basis	50.66 %	53.23 %	58.55 %	64.22 %	70.72 %
Efficiency ratio - Non-GAAP basis					
Non-interest expenses	$ 65,780	$ 64,375	$ 66,305	$ 69,136	$ 72,471
Less non-GAAP adjustments:					
Amortization of intangible assets	1,432	1,408	1,306	1,269	1,245
Merger, acquisition and disposal expense	1	—	—	—	—
Severance expense	—	—	—	1,939	—
Pension settlement expense	—	—	—	—	8,157
Contingent payment expense	1,247	—	36	—	—
Non-interest expenses - as adjusted	$ 63,100	$ 62,967	$ 64,963	$ 65,928	$ 63,069
Net interest income plus non-interest income	$ 129,842	$ 120,940	$ 113,253	$ 107,647	$ 102,472
Plus non-GAAP adjustment:					
Tax-equivalent income	951	1,032	970	1,006	1,068
Less non-GAAP adjustments:					
Investment securities gains/(losses)	2	(393)	—	—	—
Gain/(loss) on disposal of assets	(183)	—	—	—	—
Net interest income plus non-interest income - as adjusted	$ 130,974	$ 122,365	$ 114,223	$ 108,653	$ 103,540
Efficiency ratio - Non-GAAP basis	48.18 %	51.46 %	56.87 %	60.68 %	60.91 %

Source: Company documents

33

Tangible Common Equity-QTD Source: Company documents 34 (Dollars in thousands except per share data) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Tangible common equity ratio: Total stockholders' equity $ 1,451,862 $ 1,483,768 $ 1,536,865 $ 1,539,032 $ 1,537,914 Goodwill (363,436) (363,436) (363,436) (363,436) (363,436) Other intangible assets, net (21,262) (19,855) (18,549) (17,280) (16,035) Tangible common equity $ 1,067,164 $ 1,100,477 $ 1,154,880 $ 1,158,316 $ 1,158,443 Total assets $ 13,765,597 $ 13,833,119 $ 14,129,007 $ 13,994,545 $ 14,135,085 Goodwill (363,436) (363,436) (363,436) (363,436) (363,436) Other intangible assets, net (21,262) (19,855) (18,549) (17,280) (16,035) Tangible assets $ 13,380,899 $ 13,449,828 $ 13,747,022 $ 13,613,829 $ 13,755,614 Common shares outstanding 44,644,269 44,657,054 44,712,497 44,862,369 44,895,158 Tangible common equity ratio 7.98% 8.18% 8.40% 8.51% 8.42 % Book value per common share $ 32.52 $ 33.23 $ 34.37 $ 34.31 $ 34.26 Tangible book value per common share $ 23.90 $ 24.64 $ 25.83 $ 25.82 $ 25.80

Core Earnings - QTD Source Company documents 35 (Dollars in thousands except per share data) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Core Earnings: Net income(GAAP) $ 33,584 $ 33,980 $ 51,253 $ 24,745 $ 20,746 Plus/(less) non-GAAP adjustments (net of tax): Amortization of intangible assets 1,076 1,049 973 946 932 (Gain)/loss on disposal of assets 108 — — — — Investment securities gains/(losses) (2) 293 — — — Severance Expense — — — 1,445 — Pension settlement expense — — — — 6,088 Contingent payment expense 929 — 27 — — Core earnings (non-GAAP) $ 35,695 $ 35,322 $ 52,253 $ 27,136 $ 27,766 Core return on average assets (non-GAAP) Average assets (GAAP) $13,521,595 $13,769,472 $13,949,276 $14,094,653 $14,086,342 Return on average assets (GAAP) 0.99% 0.98% 1.49% 0.70% 0.58 % Core return on average assets (non-GAAP) 1.05% 1.02% 1.52% 0.77% 0.78 % Weighted average common shares outstanding - diluted (GAAP) 44,780,560 44,828,827 44,872,582 44,888,759 44,960,455 Earning per diluted common share (GAAP) $ 0.75 $ 0.76 $ 1.14 $ 0.55 $ 0.46 Core earnings per diluted common share (non-GAAP) $ 0.80 $ 0.79 $ 1.16 $ 0.60 $ 0.62